SCHEDULE A
                  TO THE TRANSFER AGENCY AND SERVICE AGREEMENT
                               DATED JULY 12, 1996
                                     BETWEEN
         THE VICTORY PORTFOLIOS AND STATE STREET BANK AND TRUST COMPANY
                          AMENDED AS OF AUGUST 17, 1999

Funds:                                               18      Victory Prime Obligations Fund
1.      Victory Balanced Fund                        19.     Victory Real Estate Investment Fund
                      Class A Shares                                Class A Shares
                      Class B Shares                                Class G Shares
                      Class G Shares                 20.     Victory Small Company Opportunity Fund
2.      Victory Diversified Stock Fund                              Class A Shares
                      Class A Shares                                Class G Shares
                      Class B Shares                 21.     Victory Special Value Fund
                      Class G Shares                                Class A Shares
3.      Victory Government Mortgage Fund                            Class B Shares
4.      Victory Growth Fund                          22.     Victory Stock Index Fund
                      Class A Shares                                Class A Shares
                      Class G Shares                                Class G Shares
5.      Victory Financial Reserves Fund              23.     Victory Tax-Free Money Market Fund
6.      Victory Fund for Income                      24.     Victory U.S. Government Obligations Fund
                      Class A Shares                                Investor Shares
                      Class G Shares                                Select Shares
7.      Victory Institutional Money Market Fund      25.     Victory Value Fund
                      Investor Shares                               Class A Shares
                      Select Shares                                 Class G Shares
8.      Victory Intermediate Income Fund             26.     Victory Federal Money Market Fund
                      Class A Shares                                Investor Shares
                      Class G Shares                                Select Shares
9.      Victory International Growth Fund            27.     Victory Convertible Securities Fund
                      Class A Shares                                Class A Shares
                      Class B Shares                                Class G Shares
                      Class G Shares                 28.     Victory LifeChoice Conservative Investor Fund
10.     Victory Investment Quality Bond Fund         29.     Victory LifeChoice Growth Investor Fund
                      Class A Shares                 30.     Victory LifeChoice Moderate Investor Fund
                      Class G Shares                 31.     Victory Maine Municipal Bond Fund (Intermediate)
11.     Victory Lakefront Fund                       32.     Victory Maine Municipal Bond Fund
12.     Victory Limited Term Income Fund                      (Short-Intermediate)
13.     Victory National Municipal Bond Fund         33.     Victory Michigan Municipal Bond Fund
                      Class A Shares                 34.     Victory Equity Income Fund
                      Class B Shares                 35.     Victory National Municipal Bond Fund (Long)
                      Class G Shares                 36.     Victory National Municipal Bond Fund
14.     Victory New York Tax-Free Fund                       (Short-Intermediate)
                      Class A Shares                 37.     Victory Established Value Fund
                      Class B Shares                                Class G Shares
                      Class G Shares                 38.     Victory Gradison Government Reserves Fund
15.     Victory Ohio Municipal Bond Fund                            Class G Shares
                      Class A Shares
                      Class G Shares
16.     Victory Ohio Municipal Money Market Fund
17.     Victory Ohio Regional Stock Fund
               Class A Shares
               Class B Shares